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                                                                   EXHIBIT 10.37


                                                                   June 15, 1998


             FIRST AMENDMENT TO THE LEASE DATED DECEMBER 18, 1995
                    BETWEEN PROVENA FOODS, INC., AS LESSOR,
                         AND R-COLD, INC., AS LESSEE.
                   5060 EUCALYPTUS AVENUE, CHINO, CALIFORNIA



In accordance with Paragraph 47.3 of the above referenced lease (Option to Extend), the terms of the lease shall be modified based on the following terms and conditions:

1.  Rental Rate:         March 1, 1999  $9,010.00/month ($.34/S.F.)
                         March 1, 2000  $9,407.50/month ($.355/S.F.)


2.  Commencement Date:   March 1, 1999


3.  Expiration Date:     February 29, 2001

4.  Security Deposit:    Security deposit shall be increased from $8,347.50 to
                         $9,407.50.


All other terms and conditions of the referenced lease shall remain in full force and effect.



Thomas J. Mulroney         6/17/98        M. Mulcahy                  6/16/98
-----------------------------------       -----------------------------------
Lessor                      Date          Lessee                      Date
Provena Foods, Inc.                       R-Cold, Inc.

                                          M. Mulcahy                  6/18/98
                                          -----------------------------------
                                          Lessee                      Date
                                          Thermo-Lok, Inc.